                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                CPI Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

[CPI CORPORATION LETTERHEAD]

                                                                     May 3, 2002

DEAR CPI CORP. STOCKHOLDER:

     I am pleased to invite you to attend the 2002 Annual Meeting of Stockholders of CPI Corp. The meeting will be held on Thursday, June 6, 2002, at 10:00 a.m. (CDT) at CPI Corp., 1706 Washington Avenue, St. Louis, Missouri 63103.

     Your vote is important in the governance of CPI. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card. Returning the proxy card does not deprive you of your right to attend the meeting and vote your shares in person.

     We appreciate your participation in our Annual Meeting.

                                          Sincerely,

                                                   /s/ J. David Pierson
                                                     J. DAVID PIERSON
                                            Chairman of the Board of Directors
                                               and Chief Executive Officer

                                [CPI CORP. LOGO]

                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING

TO OUR STOCKHOLDERS:

     The annual meeting of the stockholders of CPI Corp. (the "Corporation") will be held on Thursday, June 6, 2002, at 10:00 a.m., central daylight savings time, at CPI Corp., 1706 Washington Avenue, St. Louis, Missouri 63103. The items of business to be transacted at this meeting are as follows:

     1.    To elect a Board of Directors for the ensuing year;

     2. To act upon a proposal to ratify the appointment of KPMG LLP as the Corporation's independent certified public accountants for the fiscal year ending February 1, 2003;

     3.    To act upon a proposed annual incentive program for key executives;
           and

     4. To act upon such other and further business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has specified April 23, 2002, at the close of business, as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the annual meeting. A list of the stockholders entitled to vote at the annual meeting will be available for examination by any stockholder at the meeting. For ten days prior to the annual meeting, this stockholder list will also be available for inspection by stockholders at the Corporation's offices at 1706 Washington Avenue, St. Louis, Missouri 63103, during regular business hours.

     The Proxy Statement for the annual meeting is set forth on the following pages.

     WE URGE YOU TO PROMPTLY SIGN, DATE, AND RETURN YOUR PROXY EVEN IF YOU PLAN TO ATTEND THE MEETING. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, THEREBY CANCELING THE PROXY. THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                                      By Order of the Board of Directors

                                      /s/ JANE E. NELSON
                                      JANE E. NELSON
                                      Secretary and General Counsel

Dated and mailed: May 3, 2002

                                [CPI CORP. LOGO]

                             1706 WASHINGTON AVENUE
                           ST. LOUIS, MISSOURI 63103

                 PROXY STATEMENT OF THE BOARD OF DIRECTORS FOR
                THE ANNUAL MEETING OF STOCKHOLDERS OF CPI CORP.
                           TO BE HELD ON JUNE 6, 2002

                     SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and the accompanying Proxy are being mailed beginning May 3, 2002, to holders of common stock of CPI Corp., a Delaware corporation (referred to herein collectively with its predecessor corporations as the "Corporation"), in connection with the solicitation of Proxies by the Board of Directors for the Annual Meeting of Stockholders to be held on June 6, 2002, at 10:00 a.m., central daylight savings time, at the principal offices of CPI Corp., at 1706 Washington Avenue, St. Louis, Missouri 63103, or at any adjournment thereof (the "Meeting"). Proxies are solicited to provide all stockholders of the Corporation with the opportunity to vote. Shares may only be voted at the Meeting if the stockholder is present in person or represented by a Proxy.

     The cost of preparing, mailing, and soliciting Proxies will be borne by the Corporation. In addition to solicitation by the Corporation by mail, directors, officers, and regular employees of the Corporation may solicit Proxies personally and by telephone, facsimile, or other means, for which they will receive no compensation in addition to their normal compensation. The Corporation has also retained Computershare Investor Services, 2 North LaSalle St., Chicago, IL 60602, to assist in the solicitation of Proxies from stockholders, including brokerage houses and other custodians, nominees, and fiduciaries, and will pay that firm's out of pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of common stock held of record by such persons, and the Corporation may reimburse them for their reasonable out-of-pocket and clerical expenses.

     A stockholder giving a Proxy may revoke it by (i) delivering a written notice of revocation to the Secretary of the Corporation at the principal office of the Corporation at the address set forth above at any time before the commencement of the Meeting or any adjournment thereof; (ii) attending and voting at the Meeting in person; or (iii) executing and delivering to the Secretary of the Corporation a Proxy bearing a date and time later than that of the Proxy to be revoked. Revocation of a Proxy will not affect any vote previously taken.

     If a stockholder wishes to give a Proxy to someone other than the persons indicated on the accompanying Proxy, the stockholder must cross out the names appearing on the Proxy and insert the name or names of another person or persons to act as Proxies. The signed Proxy must be presented at the Meeting by the person or persons representing the stockholder.

                                 OTHER MATTERS

     The Meeting has been called for the purposes set forth in the Notice of Annual Meeting (the "Notice") to which this Proxy Statement is appended. The Board of Directors does not anticipate that matters other than those described in the Notice will be brought before the Meeting for stockholder action, but if any other matters properly come before the Meeting, votes thereon will be cast by the Proxy holders in accordance with their best judgment.

                 PROPOSALS BY HOLDERS OF SHARES OF COMMON STOCK

     To be considered for inclusion in next year's annual meeting proxy statement, shareholder proposals must arrive at the offices no later than the close of business on January 2, 2003. Proposals should be addressed to the attention of the Corporation's Secretary, 1706 Washington Avenue, St. Louis, Missouri 63103.

     For any proposal that is not submitted for inclusion in next year's annual meeting proxy statement, but is instead sought to be presented directly at the 2003 annual meeting, rules of the Securities and Exchange Commission permit the directors to vote proxies in their discretion if: (i) the Company receives notice of the proposal before the close of business on March 7, 2003, and advises shareholders in its 2003 annual meeting proxy statement about the nature of the matter and how the directors intend to vote on such matter, or (ii) the Company does not receive notice of the proposal prior to the close of business on March 7, 2003. Any proposal received after March 7, 2003 will be considered untimely and might not be considered at the 2003 annual meeting. Notices of intention to present proposals at the 2003 annual meeting should be addressed to the attention of the Corporation's Secretary, 1706 Washington Avenue, St. Louis, Missouri 63103.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of common stock of the Corporation of record at the close of business on April 23, 2002, are entitled to notice of, and to vote at, the Meeting. Each share of common stock outstanding on the record date is entitled to one vote on all matters properly coming before the Meeting. As of the close of business on April 23, 2002, there were 8,034,111 shares of common stock issued and outstanding; 50% of these shares constitutes a quorum and must be present in person or by Proxy at the Meeting to conduct business. At the Corporation's 1999, 2000 and 2001 annual meetings 86.9%, 87% and 86.5%, respectively, of the issued and outstanding shares of common stock were present and voting. The Corporation has no issued and outstanding shares of any other class of stock.

     Unless you indicate to the contrary, the persons named in the accompanying Proxy will vote for:

     (1) THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN;

     (2) THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE CORPORATION'S FISCAL YEAR 2002; AND

     (3) APPROVAL OF AN ANNUAL INCENTIVE PROGRAM FOR KEY EXECUTIVES.

     When a Proxy is returned to the Corporation properly signed and dated, the persons designated as Proxies shall vote the shares represented by the Proxy in accordance with the stockholder's directions. If a Proxy is signed, dated, and returned without specifying choices on one or more matters presented to the stockholders, the shares will be voted on such matter or matters as recommended by the Corporation's Board of Directors.

     Directors of the Corporation shall be elected by a plurality vote. All other questions shall be determined by a majority of the votes cast thereon. Proxies for shares marked "abstain" on a matter will be considered to be represented at the meeting, but not voted, for these purposes. Shares registered in the names of brokers or other "street name" nominees for which Proxies are voted on some but not all matters will be considered to be represented at the meeting, but will be considered to be voted only as to those matters actually voted.

                    ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

     The Corporation's By-laws provide that the number of directors constituting the full Board of Directors shall be not more than nine. Seven Directors served on the Board for fiscal year 2001. The Nominating and Governance Committee recommended, and the Board of Directors concurred, six directors shall be elected at the Meeting, each to serve for a term of one year and thereafter until their successors are duly elected and qualified. Proxies may not be cast for more than six nominees.

     Unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees as directors of the Corporation. If any one or more of the nominees becomes unavailable for election, which is not anticipated, the holders of the Proxies, acting pursuant to the authority granted by the Proxy, will vote for such person or persons as may be designated by the Board of Directors.

     The name of each nominee, the year each present director first joined the Board, and the nominees' principal occupations and ages are:

                                        DIRECTOR
NAME                                     SINCE                 PRINCIPAL OCCUPATION                AGE
----                                    --------               --------------------                ---
Joanne Sawhill Griffin                      --        Vice President of                            52
                                                         Administration/Corporate Vice
                                                         President, Enterprise Rent-A-Car
Lee M. Liberman                           1982        Chairman Emeritus of the Board of            80
                                                         Laclede Gas Company, a St. Louis,
                                                         Missouri public utility
J. David Pierson                          2001        Chairman of the Board, Chief Executive       55
                                                         Officer and President of the
                                                         Corporation
Nicholas L. Reding                        1992        Chairman of the Board of the Nidus           67
                                                         Center for Scientific Enterprise, a
                                                         St. Louis, Missouri, incubator for
                                                         entrepreneurs focused on plant
                                                         science and biotechnology
Martin Sneider                            1994        Adjunct Professor of Retailing at            59
                                                         Washington University of St. Louis,
                                                         Missouri
Virginia Weldon                             --        Senior Vice President for Public             66
                                                         Policy, Monsanto Company, St. Louis,
                                                         Missouri (retired); Chairman of the
                                                         St. Louis Symphony Orchestra

     Ms. Griffin has been Vice President of Administration/Corporate Vice President for Enterprise Rent-A-Car, the largest car rental company in North America, since 1995. Since joining Enterprise in St. Louis, Missouri, she has served as Vice President/General Manager, National Reservations (1994); Group Vice President, Enterprise Capital Group (1992-1993); Vice President/General Manager, Monogramme Confections (1991-1992) and National Sales Manager, Monogramme Confections (1990). Ms. Griffin also held executive positions with Xerox Corporation, including finance, marketing systems and sales (1979 to 1990) and various merchandising positions with Associated Dry Goods from 1972 to 1979.

     Mr. Liberman is Chairman Emeritus of Laclede Gas Company, a St. Louis, Missouri public utility. He served as Chairman of the Board of that company from April 23, 1976 until his retirement from the Board on July 1, 1993. He was also Chief Executive Officer of Laclede Gas Company from April 23, 1976 until July 1, 1991. He is a director of Falcon Products, Inc., Furniture Brands, Inc. and DT Industries.

     Mr. Pierson joined the Corporation on March 12, 2001 as Chairman and Chief Executive Officer. He was elected President of the Corporation on February 4, 2002. Mr. Pierson served as President, Cole Licensed Brands, a division of Cole National Corporation ("Cole") from 1996 until he resigned to join the Corporation. Mr. Pierson was appointed Vice President, Operations when he joined Cole in 1988 and was subsequently promoted to Executive Vice President, Operations and Manufacturing (1990-1992) and General Manager for Cole (1992-1996).

     Mr. Reding is Chairman of the Board of Directors of the Nidus Center for Scientific Enterprise, a business incubator in St. Louis, Missouri, which focuses on plant science and biotechnology and Chairman of the Keystone Center, in Keyston, Colorado, an organization that deals in dispute resolution leading to public policy and science education. He served as Vice Chairman of the Board of Monsanto Company, a St. Louis, Missouri based manufacturer of pharmaceuticals, agricultural and food products sold worldwide from 1992 until his retirement in 1998. From 1990 through 1992 he served as Executive Vice President of Monsanto, with responsibility for environment, safety, health and manufacturing operations. From 1986 until 1990, he served as President of Monsanto Agricultural Company, an operating unit of Monsanto Company. Mr. Reding joined Monsanto in 1956. He also serves as a director of International Multifoods Corp. and Meredith Corp.

     Mr. Sneider, Adjunct Professor of Retailing at Washington University of St. Louis, Missouri, served as President of Edison Brothers Stores, Inc., a St. Louis, Missouri based company that operated numerous specialty chains nationwide, from 1987 until April of 1995. He also serves as a director of Agribrands International and is a member of the Board of Trustees of St. Louis Children's Hospital.

     Dr. Weldon served as Senior Vice President of Public Policy for Monsanto Company, a St. Louis, Missouri based manufacturer of pharmaceutical, agricultural and food products from 1989 to 1998. Prior to joining Monsanto, she was professor of pediatrics and Deputy Vice Chancellor for Medical Affairs at Washington University School of Medicine. Dr. Weldon also served as Vice President of the Washington University Medical Center. Subsequent to her retirement from Monsanto, she became the Director of the Center for the Study of American Business, a not-for-profit research institute located at Washington University (1998-1999). Since 2000, she has served as Chairman of the Board of the St. Louis Symphony Orchestra. Dr. Weldon is a director of GenAmerica Financial Corporation and Quintiles Transnational Corporation. She is also a trustee of the California Institute of Technology.

                               EXECUTIVE OFFICERS

     Following is a list of all individuals who currently serve on the Corporation's Executive Committee of Officers, together with their respective ages and the positions in which they have served the Corporation:

J. David Pierson (55).......   Chief Executive Officer; President. Mr. Pierson
                               joined the Corporation on March 12, 2001 as Chairman and Chief Executive Officer. He was elected President of the Corporation on February
                               4, 2002. From 1996 until March 2001, Mr. Pierson served as President, Cole Licensed Brands, a division of Cole National Corporation ("Cole").
                               Prior to that time, he held the following positions with Cole: Vice President, Operations
                               (1988-1990); Executive Vice President, Operations and Manufacturing (1990-1992) and General Manager
                               (1992-1996).

Barry C. Arthur (59)........   Executive Vice President, Administration;
                               Treasurer. Mr. Arthur joined the Corporation in
                               1965 as an accountant and subsequently became
                               Controller. In 1981, he was appointed Treasurer, and in July 1983, he was named Vice
                               President-Finance. Mr. Arthur served as Executive
                               Vice President, Finance/Chief Financial Officer from February 1992 until April 8, 2002, when he was appointed Executive Vice President,
                               Administration.

Gary W. Douglass (51).......   Executive Vice President, Finance/Chief Financial
                               Officer. Mr. Douglass joined the Corporation as
                               Executive Vice President, Finance/Chief Financial
                               Officer on April 8, 2002. From 1998 through 2001, he was Senior Vice President, Finance and
                               Administration/Chief Financial Officer for DTI
                               Holdings, a wholesale provider of voice and data transmission services based in St. Louis, Missouri. Mr. Douglass served as Executive Vice
                               President/Chief Financial Officer of Roosevelt
                               Financial Group and Roosevelt Bank in St. Louis from 1995 to 1997. From 1989 to 1995, he was
                               Partner-in-Charge of Accounting
                               and Auditing Services for the St. Louis office of Deloitte and Touche, LLP. Mr. Douglass joined
                               Deloitte and Touche in 1972 and held a broad range of management positions during his twenty-three year tenure with the firm.

Steve Glickman (57).........   Executive Vice President, Marketing/Advertising.
                               Mr. Glickman served as Vice President, Marketing,
                               Portrait Studio division from June 1994 until he was promoted to his current position in 2002. He joined the Corporation in 1981 and served as Assistant to the President from 1985 to 1989, and Executive Vice President, Portrait Studio
                               Division from 1989 to 1994.

Timothy A. Hufker (38)......   Executive Vice President; President and Chief
                               Executive Officer, Centrics Technology, Inc. Mr.
                               Hufker joined the Corporation in 1987 and served as Director of Engineering from 1993 to 1994 when he was promoted to Vice President, Information
                               Technology. He was named Chief Technology Officer in 1997 and was subsequently promoted to Executive Vice President and Chief Technology
                               Officer in 1999. He was appointed Senior
                               Executive Vice President in February 2001 and
                               President and Chief Executive Officer of Centrics
                               Technology, Inc. in October, 2000.

Jack Krings (53)............   President, Portrait Studio Division. Mr. Krings
                               was promoted to President of the Corporation's
                               Portrait Studio Division in February 2002. He joined the Corporation in October 2001 as Senior
                               Executive Vice President, Operations. Mr. Krings previously served as Vice President and General
                               Manager of Licensed Business (1999-2001); Vice
                               President, Human Resources (1998-1999); and Vice
                               President and General Manager, Product Services
                               (1994-1998) for Sears, Roebuck and Co. During his
                               30 year career with Sears, Mr. Krings also served as Vice President of Maintenance Agreements,
                               Marketing and HVAC.

Jane E. Nelson (52).........   Secretary and General Counsel. Ms. Nelson joined
                               the Corporation in 1988 as Assistant General
                               Counsel and subsequently served as Associate
                               General Counsel and Assistant Secretary. She was promoted to her current position in February
                               1993.

Fran Scheper (56)...........   Executive Vice President, Human Resources. Ms.
                               Scheper joined the Corporation in 1967 as Personnel Assistant. She was promoted to Assistant Personnel Director in 1982, and in
                               January 1987 became Vice President, Human
                               Resources. She was appointed to her current position in February 1992.

Rich Tarpley (56)...........   Executive Vice President, Manufacturing. Mr.
                               Tarpley joined the Corporation in 1970. He was promoted to Vice President, Lab Operations in
                               1984 and served in that position until he was promoted to his current position in 1985.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the Company's best knowledge, the following table sets forth beneficial owners of more than five percent (5%) of the common stock of the Corporation.

                                                                (3)
    (1)                         (2)                          AMOUNT AND          (4)
   TITLE                NAME AND ADDRESS OF                  NATURE OF         PERCENT
  OF CLASS                BENEFICIAL OWNER              BENEFICIAL OWNERSHIP   OF CLASS
  --------              -------------------             --------------------   --------
Common Stock  Van Den Berg Management                       1,546,660(1)         19.4%
              1301 Capital of Texas Hwy; Suite B-228
              Austin, Texas 78746
Common Stock  NewSouth Capital Management, Inc.             1,487,954(2)         18.7%
              1000 Ridgeway Loop Road, Suite 233
              Memphis, Tennessee 38120
Common Stock  First Manhattan Co.                             455,500(3)          5.7%
              437 Madison Avenue
              New York, New York 10022
Common Stock  Alyn V. Essman                                  429,160(4)          5.3%
              21 Somerset Downs
              St. Louis, Missouri 63124
Common Stock  Dimensional Fund Advisors, Inc.                 419,400(5)          5.3%
              1299 Ocean Avenue, 11th Floor
              Santa Monica, California 90401

---------------

(1) As reported on Amendment No. 20 to its Schedule 13G, dated April 12, 2002, Van Den Berg Management ("Van Den Berg"), an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940, beneficially owned 1,546,660 shares or approximately 19.4% of the shares outstanding as of that date. Van Den Berg has sole voting and sole dispositive power with respect to 49,663 shares and shared voting and shared dispositive power with respect to 1,496,997 shares.

(2) As reported on Amendment No. 9 to its Schedule 13G, dated February 13, 2002, NewSouth Capital Management, Inc., ("NewSouth") an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940, was the owner of 1,487,954 shares as of December 31, 2001, representing approximately 18.7% of the total shares outstanding on that date. NewSouth has sole voting power for 1,177,754 shares, sole dispositive power for 1,463,954 shares and shared dispositive power with respect to 24,000 shares.

(3) As reported on Amendment No. 1 to its Schedule 13G, dated February 11, 2002, First Manhattan Co. ("First Manhattan"), an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940, beneficially owned 455,500 shares, or approximately 5.7% of the total outstanding shares, including 94,000 shares owned by family members of General Partners of First Manhattan, which were reported for informational purposes. First Manhattan disclaims dispositive power as to 84,000 of such shares and beneficial ownership as to 10,000 shares. First Manhattan has sole voting and sole dispositive power with respect to 361,500 shares and shared voting and dispositive power as to 94,000 shares.

(4) Includes 237,708 shares which Mr. Essman has the right to acquire within 60 days after April 23, 2002. He has sole voting and dispositive power as to all shares. Mr. Essman disclaims beneficial ownership of 40,000 shares beneficially owned by his wife and 111,100 shares held by the Essman Family Charitable Foundation.

(5) As reported on Schedule 13G, dated as of January 30, 2002, Dimensional Fund Advisors, Inc. ("Dimensional"), an Investment Adviser registered under
    Section 203 of the Investment Advisers Act of 1940, held sole voting and sole dispositive power as to 419,400 shares, constituting approximately 5.3% of outstanding shares. Dimensional disclaims beneficial ownership of all such shares. Dimensional furnishes investment advice to four investment companies and serves as an investment manager to certain other group trusts and separate accounts. These investment companies, trusts and accounts beneficially own the 419,400 shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

     Information is set forth below regarding beneficial ownership of Common Stock of the Company as of April 23, 2002 by (i) each person who is a director and nominee; (ii) each executive officer named in the Summary Compensation Table on page 15; and (iii) all directors and executive officers as a group. Except as otherwise noted, each person has sole voting and investment power as to his or her shares.

                                                               (3)
    (1)                         (2)                     AMOUNT AND NATURE                (4)
   TITLE                      NAME OF                     OF BENEFICIAL                PERCENT
  OF CLASS                BENEFICIAL OWNER                  OWNERSHIP                  OF CLASS
  --------                ----------------              -----------------              --------
Common Stock  Alyn V. Essman                                 429,160(a)(d)                5.3%
Common Stock  Timothy A. Hufker                                5,974(a)(b)                *
Common Stock  Russell Isaak                                  257,099(a)(b)                3.2%
Common Stock  Lee Liberman                                       400(c)                   *
Common Stock  Patrick J. Morris                              127,754(a)(b)                1.6%
Common Stock  J. David Pierson                                25,000(a)                   *
Common Stock  Nicholas Reding                                  1,209(c)                   *
Common Stock  Fran Scheper                                    26,559(a)(b)                *
Common Stock  Martin Sneider                                     500(c)                   *
Common Stock  Robert Virgil                                      600(c)                   *
Common Stock  14 Directors and Executive Officers as a
              Group                                          962,412(a)(b)(c)              12%
                                                                    (d)(e)

---------------
*   Percentage does not exceed one percent.

(a) Includes the following shares which such persons have the right to acquire within 60 days after April 23, 2002 upon the exercise of employee stock options: Mr. Essman: 237,708; Mr. Hufker: 4,736; Mr. Isaak: 150,381; Mr.
    Morris: 118,713; Mr. Pierson: 25,000; Ms. Scheper: 25,342; and directors and executive officers as a group: 642,238. The exercise prices for all options exercisable within 60 days range from $13.875 to $35.00. Market Value as of April 23, 2002 was $17.90.

(b) Includes 457 shares for Mr. Hufker; 19 shares for Mr. Isaak; 450 shares for Mr. Morris; 966 shares for Ms. Scheper; and 3,685 shares for executive officers as a group, all held under the CPI Corp. Employees' Profit Sharing Plan and Trust. The executives have neither voting power nor investment power with respect to these shares.

(c) Excludes Phantom Stock Rights, which on the date of award are based on value of common stock, and Growth Units for Deferred Compensation, which are based on book value, as follows: Mr. Liberman: 72,299 Growth Units; Mr. Reding:
    3,200 Phantom Stock Rights and 15,563 Growth Units; Mr. Sneider: 2,800 Phantom Stock Rights; and Mr. Virgil 5,200 Phantom Stock Rights and 24,676 Growth Units. See page 11 for further explanation of Phantom Stock Rights and Growth Units.

(d) Excludes 40,000 shares beneficially owned by Mr. Essman's wife, as to which he expressly disclaims beneficial ownership and 111,100 shares held by the Essman Family Charitable Foundation.

(e) Excludes 200 shares owned by family members of directors and executive officers as a group.

                            BOARD AND COMMITTEE MEETINGS

     During the fiscal year ended February 2, 2002 ("fiscal year 2001"), the Corporation's Board of Directors met eleven times. The Board of Directors also acted by unanimous written consent on four other occasions and the independent directors met four times. All directors attended more than 75% of all meetings that they were eligible to attend.

     The Board of Directors has four committees: the Audit, the Compensation, the Nominating and Governance, and the Finance and Investment Committees. The Audit Committee's members during fiscal year 2001 were Messrs. Virgil (Chairman), Liberman and Sneider. All of the members of the Audit Committee are independent. The Committee held four meetings during the last fiscal year. The Audit Committee is responsible for reviewing annual and quarterly financial statements of the Corporation and the scope of work of its independent auditors and recommending the selection of independent auditors for each fiscal year. The Committee also evaluates recommendations of the auditors, recommends areas of review to the Corporation's management, and reviews and evaluates the Corporation's accounting policies, reporting practices, and internal controls.

     The Compensation Committee's members are Messrs. Liberman (Chairman), Reding and Sneider. The Committee held six meetings during the last fiscal year and acted by unanimous consent on five occasions. The Compensation Committee reviews annually the performance of principal officers, establishes annual salaries and incentives for principal officers and reviews periodically compensation and benefit programs. The Compensation Committee also serves as the Stock Option Committee under the Corporation's 1991 Stock Option Plan and the Voluntary Stock Option Plan and as the governing committee under the Restricted Stock Plan.

     The Nominating and Governance Committee, whose members are Messrs. Reding (Chairman), Liberman and Virgil, held two meetings during fiscal year 2001. The Nominating and Governance Committee is charged with nominating qualified members for the Corporation's Board of Directors and monitoring developments in governance of publicly held companies. The Nominating and Governance Committee will consider nominees recommended by stockholders. Any stockholder who desires to recommend a prospective nominee should forward the name, address and telephone number of such prospective nominee, together with a description of the nominee's qualifications and relevant business and personal experience, to the Corporation's Secretary.

     Members of the Finance and Investment Committee for fiscal year 2001 were Messrs. Sneider (Chairman), Reding and Virgil. The Committee met two times to review investment policy and investment performance, dividend policy and financing plans. The Committee also makes recommendations to management as necessary to insure that the Corporation's pension and profit sharing plans meet the business needs of the Corporation and are adequately funded.

                         REPORT OF THE AUDIT COMMITTEE

TO OUR STOCKHOLDERS:

     The Audit Committee of CPI Corp. is comprised of independent directors, as defined by New York Stock Exchange rules, and operates under a written charter adopted by the Board of Directors. In performing its duties, the Audit Committee has:

     (1) reviewed and discussed the audited financial statements with management;

     (2) discussed with the Corporation's independent auditors, KPMG LLP ("KPMG"), all matters required to be discussed by Statement of Auditing Standards No. 61;

     (3) evaluated KPMG's independence; and

     (4) received from KPMG written disclosures and the letter required by Independence Standards Board Standard No. 1.

     Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for fiscal year 2001 and that the Annual Report be filed with the Securities and Exchange Commission.

                         THE CPI CORP. AUDIT COMMITTEE

           ROBERT VIRGIL, CHAIR      LEE LIBERMAN      MARTIN SNEIDER

                  FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS

AUDIT AND AUDIT RELATED FEES

     The Corporation paid $164,000 for KPMG's audit of the Corporation's annual financial statements and review of the financial statements included in the Corporation's 10-Qs for fiscal year 2001. In addition, the Corporation paid KPMG $93,000 for audit related fees on the Corporation's operations in Puerto Rico, its employee benefit plans and the wall decor business, which was transferred under a contractual arrangement.

OTHER NON-AUDIT SERVICES

     The Corporation paid KPMG $10,000 for tax assistance, tax planning, tax returns and tax consultation.

                           COMPENSATION OF DIRECTORS

     Through fiscal year 2001, each director who is not an officer received a retainer of $10,000 per year plus $850 for each Board and Committee meeting he attended. Directors who are also officers receive no retainer or other compensation for service as directors.

     The CPI Corp. Deferred Compensation and Retirement Plan for Non-Management Directors (the "Directors' Plan") has compensation deferral and phantom stock components. Under the deferral components, a participating director must irrevocably elect before the beginning of a fiscal year to defer up to all (but not less than $5,000) of his or her retainer, fees, and other compensation for such fiscal year, select a deferral period of not less than three years and elect to receive the deferred amount in a lump sum or in a specified number of installments, not to exceed ten. All deferred amounts are payable in cash. Participation in the Directors' Plan is limited to directors who are not employees of the Corporation. It is administered by a committee composed of directors who are employees, the Chief Financial Officer and the General Counsel of the Corporation.

     Deferred amounts are converted to growth units (based on book value) at the end of the year. Non-dividend growth units are added to each deferral account annually to adjust for the effects of stock repurchases and other adjustments to equity. During fiscal year 2001 the Directors deferred income, received dividend equivalents and received non-dividend growth units as follows: Mr. Liberman deferred a total of $30,400 in retainer and fees and received dividend equivalents in the amount of $19,862 and 1,897 non-dividend growth units. Mr. Reding deferred a total of $30,400 in retainer and fees and received dividend equivalents in the amount of $5,697 and 397 non-dividend growth units. Mr. Virgil deferred $29,550 in retainer and fees and received dividend equivalents in the amount of $7,895 and 647 non-dividend growth units. Mr. Sneider received a total of $34,650 in retainer and meeting fees.

     Through fiscal year 2001, each non-management director also received 400 Phantom Stock Rights annually. The value of each Phantom Stock Right as of the date of award is the fair market value of one share of common stock on the preceding date. The value at maturity is equal to the average fair market value of the Corporation's common stock for the six month period immediately preceding maturity. As of June 2001, Messrs. Liberman, Reding, Sneider and Virgil were each awarded 400 Phantom Stock Rights for one year of Board service completed on the day prior to their reelection at the 2001 Annual Meeting of Shareholders.

     The Phantom Stock Rights mature on the earliest of the director's (i) death, (ii) total and permanent disability, (iii) reaching age 65 if the participant is no longer a director, (iv) resignation or retirement from the Board or any other termination of Board service after age 65, (v) reaching age 70 (but in no event in the case of (iii) and (v) less than six months after the date of the award) or (vi) a change of control. Before the maturity of his Phantom Stock Rights, a participant must irrevocably elect to receive a lump sum payment or to defer payment of all or part of the amount pursuant to the deferred compensation component of the plan described above. Payments are made in cash.

     During fiscal year 2001, the 400 Rights credited to Mr. Liberman automatically matured and, pursuant to his deferral election, were credited to his deferred compensation account. Mr. Liberman's Rights matured at

$18.34 per Right; accordingly, $7,336 was credited to Mr. Liberman's deferred compensation account. Growth Units on the deferred amounts attributed to his Phantom Stock were credited at $7.92 per unit.

     In 2001, the Corporation retained an independent consultant to review and evaluate director and executive compensation. The Board and management subsequently adopted his recommendations to conform to competitive norms. Commencing with fiscal year 2002, non-management directors receive an annual retainer of $20,000 and $1,000 for each Board and Committee meeting attended. Directors who serve as Committee Chairs also receive an annual fee of $2,500. Commencing with fiscal year 2002, each non-management director will be awarded 800 Phantom Stock Rights upon completion of a year of service. The Board also adopted a revised schedule to reduce the number of regular board meetings to six annually.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     The Corporation believes that the reporting executives and Directors complied with all reporting requirements of Section 16(a) of the Exchange Act, except as described herein. Through a clerical error, Mr. Reding was enrolled in the Corporation's dividend reinvestment program for one quarter. His receipt of 9 shares under that plan was discovered on February 12, 2002 and was reported on a Form 5, filed on March 2, 2002. Ed Chase, a former executive, rolled his 401(k) account to an IRA on November 27, 2001. Prior to the rollover, 836 shares of the Corporation's stock were sold within the plan trust account. This transaction was reported on a Form 5 filed March 1, 2002.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

TO OUR STOCKHOLDERS:

GENERAL COMPENSATION POLICY

     Executive compensation at CPI Corp. and its subsidiaries is based on a variety of factors which reflect contributions to corporate performance and enhance total return to stockholders. Executive compensation packages include base salary, annual performance-based bonus, stock options, contributions to match participant investments in the Corporation's 401(k) plan, and earnings on Growth Units from bonuses and base salary deferred from prior years under the Corporation's Deferred Compensation and Stock Appreciation Rights Plan and the Corporation's Key Executive Deferred Compensation Plan. Each component of executive compensation is described herein.

     The Compensation Committee, with the support of the Board, continued to adhere to the following objectives in awarding executive compensation in 2001, each of which the Board believes contributes to stockholder value:

     1. paying for performance, both long-term and short-term;

     2. emphasis on variable incentive compensation, as opposed to base compensation;

     3. recognizing and rewarding the executive's contributions as reflected in the performance of his or her unit and in the performance of the Corporation as a whole;

     4. providing a competitive and equitable compensation program to attract, retain and motivate key executives; and

     5. importantly, aligning stockholder, management and employee interests.

BASE SALARY

     The base salaries paid to the Corporation's executives are based on a number of factors, including an evaluation of the individual's effectiveness in performing his or her responsibilities, comparison to salaries paid by other companies to their executives who hold similar positions, internal equity, overall responsibility, knowledge, and special assignments.

BASE SALARY DEFERRAL

     In 1995, the Compensation Committee adopted the Key Executive Deferred Compensation Plan, under which certain key executives may defer up to 50% of base salary. For the year in which base salary is deferred, the executive earns interest on the amount deferred at a rate that mirrors the rate of growth in book value of the Corporation's common stock for the preceding year. In the year subsequent to the year of deferral, the amount deferred and earned interest are divided by book value to determine the number of Growth Units to be credited to the executive. The executive's account is then adjusted by the greater of (a) change in book value or (b) the 30 year U.S. Treasury bond rate, net of dividend equivalents which are paid on the Growth Units at the same rate dividends are paid to stockholders. Non-dividend Growth Units which provide for annual adjustments to recognize the effect of stock repurchases and other adjustments to equity are credited to each deferred compensation account. Mr. Morris received 942 Non-dividend Growth Units in 2001.

ANNUAL BONUS

     In accordance with the Compensation Committee's goal of shifting greater emphasis to performance-based compensation, shareholders have approved annual incentive plans recommended by the Committee for the past seven years. The Compensation Committee establishes new annual bonus targets at the commencement of each fiscal year. Two new executives received signing bonuses and guaranteed bonuses for their initial year of service. One other named executive received a bonus based on performance.

STOCK OPTIONS

     An annual stock option bonus plan, initiated in 1992, provides for an annual award of options if targets established by the Compensation Committee at the commencement of each fiscal year are achieved. None of the Corporation's executives received options under this plan for fiscal 2001.

GROWTH UNITS ON DEFERRED COMPENSATION

     Under the Corporation's Deferred Compensation and Stock Appreciation Rights Plan, which was approved by shareholders in 1992, an executive may defer up to 50% of his or her annual incentive bonus. The amount deferred is converted to Growth Units, based on book value. Executives earn appreciation on these Growth Units based on the greater of (a) changes in the Corporation's book value and
(b) the 30 year U.S. Treasury bond rate, net of dividend equivalents which are paid at the same rate that dividends are paid to stockholders. Non-dividend Growth Units (which recognize the effect of stock repurchases and other adjustments to equity) were credited in fiscal year 2001 for bonuses deferred in prior years as follows: Mr. Morris-1,054 and Ms. Scheper-249.

COMPANY CONTRIBUTIONS TO 401(K) PROFIT SHARING PLAN

     All employees who meet minimum age and service requirements are eligible to contribute up to 25% of their base salaries to their individual accounts in the Corporation's Profit Sharing Plan (401(k)). The Corporation matches each participant's voluntary contributions, up to a maximum of 5% of salary, with corporate stock in an amount equal to 50% of the participant's contributions. Thus, an employee who contributed 5% of base compensation would receive stock equal to 2.5% of his or her compensation. Mr. Hufker participated in the Profit Sharing Plan in fiscal year 2001.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Compensation paid to the Chief Executive Officer is based on the policies and programs described above for all executives. Mr. Essman earned base salary through his date of retirement, March 11, 2001. In conjunction with his retirement, he received compensation as reflected in the Summary Compensation Table on page 15. Mr. Pierson, who succeeded Mr. Essman as Chairman and Chief Executive Officer on March 12, 2001, received $434,690 in base salary, a signing bonus of $100,000 and a year end bonus of $200,000, pursuant to his employment contract. Mr. Pierson was also awarded stock options upon commencement of his employment with the Corporation.

COMPLIANCE WITH IRC SECTION 162(M)

     Although the $1 million limitation on deductibility imposed by Section 162(m) has had limited application to compensation paid to the Company's executives, the Committee intends to preserve full deductibility of executive compensation. The annual incentive plan to be submitted to shareholders for approval at the 2002 Annual Meeting, if approved, should enable the Company to avail itself of deductions for all executive compensation paid. The Corporation's Key Executive Deferred Compensation Plan, adopted in 1995, also enhances the Corporation's ability to maintain full deductibility of executive Compensation.

                      THE CPI CORP. COMPENSATION COMMITTEE

           LEE LIBERMAN, CHAIR     NICHOLAS REDING     MARTIN SNEIDER

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation of the named executive officers for each of the last three years:

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                      ANNUAL COMPENSATION                              COMPENSATION
                                   --------------------------                    ------------------------
                                                                                               SECURITIES
                                                                                 RESTRICTED    UNDERLYING
                                             (1)                 OTHER ANNUAL      STOCK        OPTIONS/         ALL OTHER
    NAME & PRINCIPAL POSITION      YEAR    SALARY      BONUS     COMPENSATION      AWARDS         SARS          COMPENSATION
    -------------------------      ----    ------      -----     ------------    ----------    ----------       ------------
                                             ($)        ($)          ($)            ($)           (#)               ($)
               (A)                 (B)       (C)        (D)          (E)            (F)           (H)               (I)
Alyn V. Essman, Chairman           2001     64,000          0         0              0                0          2,715,429(6)
and Chief Executive Officer        2000    500,000    256,250         0              0            4,890(5)               0
                                   1999    600,000          0         0              0                0                  0
J. David Pierson, Chairman         2001    434,690    300,000(2)      0              0          100,000(3)             238(7)
and Chief Executive Officer          --         --         --        --             --               --                 --
                                     --         --         --        --             --               --                 --
Russell Isaak, President           2001    400,000          0         0              0                0          1,872,168(8)
                                   2000    375,000    192,188         0              0            3,667(5)             126(7)
                                   1999    400,000          0         0              0                0                156(7)
Patrick J. Morris, Senior          2001    375,000          0         0              0                0          2,293,923(9)
Executive Vice President           2000    350,000    179,375         0              0            3,423(5)             126(7)
                                   1999    375,000          0         0              0                0                156(7)
Timothy A. Hufker, Senior          2001    230,000          0         0              0           50,000(4)           2,842(10)
Executive Vice President and       2000    200,000     85,000         0              0            1,956(5)           1,608(11)
President, Centrics Technology,    1999    140,000     13,000         0              0                0              2,172(12)
  Inc.
Fran Scheper, Executive            2001    196,000     25,000         0              0                0                323(7)
Vice President,                    2000    188,000    100,000         0              0            1,839(5)           1,442(11)
Human Resources                    1999    188,000      9,400         0              0                0              2,160(12)

---------------

(1) Annual Base Salary amounts earned for the respective fiscal year, even if deferred under the Corporation's Deferred Compensation and Stock Appreciation Rights Plan approved by stockholders in 1992.

(2) Signing Bonus of $100,000 awarded upon joining the Corporation and first year bonus of $200,000.

(3) Options awarded upon commencement of service.

(4) Options awarded March 1, 2001 upon promotion.

(5) Options awarded on February 3, 2001 for 2000 performance under an annual option bonus program for key executives adopted in 1992.

(6) Total compensation paid under Retirement Agreement, including $993,359, the present value of two years of base compensation, $1,621,686 in settlement of supplemental retirement benefits to which Mr. Essman was entitled under his Employment Agreement, vacation and office stipend.

(7) Life insurance premiums.

(8) Life insurance premium of $157 plus $1,872,010 in total compensation paid to Mr. Isaak under Retirement Agreement, including $1,066,825 in settlement of supplemental retirement benefits to which Mr. Isaak was entitled under his Employment Agreement.

(9) Life insurance premiums of $84 plus $754,861 paid to Mr. Morris under Retirement Agreement. Under that agreement, Mr. Morris will receive an additional $1,538,978 in January, 2004, in settlement of supplemental retirement benefits to which he was entitled under his employment agreement.

(10) Life insurance premiums of $504 plus employer contributions of stock in the amount of $2,338 to the Profit Sharing Plan.

(11) Life insurance premiums of $610 for Mr. Hufker and $444 for Ms. Scheper plus employer contributions of stock to the profit sharing plan in the following amounts: Mr. Hufker - $998 and Ms. Scheper - $998.

(12) Life insurance premiums of $561 for Mr. Hufker and $549 for Ms. Scheper plus employer contributions of stock to the profit sharing in the following amounts: Mr. Hufker - $1,611 and Ms. Scheper - $1,611.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning stock option grants made in the last fiscal year to the individuals named in the Summary Compensation Table:

INDIVIDUAL GRANTS

                                                                                              POTENTIAL REALIZED VALUE
                                             % OF TOTAL                                         ASSUMED ANNUAL RATE
                                              OPTIONS                                          OF STOCK APPRECIATION
                                             GRANTED TO    EXERCISE OR                            FOR OPTION TERM
                                OPTIONS     EMPLOYEES IN   BASE PRICE    EXPIRATION         ----------------------------
             NAME               GRANTED     FISCAL YEAR    ($/SHARES)       DATE      0%       5%(4)           10%(4)
             ----               --------    ------------   -----------   ----------   ---   -----------     ------------
                                  (#)                                                 ($)       ($)             ($)
             (A)                  (B)           (C)            (D)          (E)       (F)       (G)             (H)
Alyn V. Essman                        0            0%           n/a           n/a      0            n/a              n/a
Russell Isaak                         0            0%           n/a           n/a      0            n/a              n/a
Patrick J. Morris                     0            0%           n/a           n/a      0            n/a              n/a
Fran Scheper                          0            0%           n/a           n/a      0            n/a              n/a
J. David Pierson                100,000(1)     49.09%        $19.99       3/12/09      0    $   954,433     $  2,286,034
Timothy Hufker                   50,000(2)      24.5%        $21.25        3/1/07      0    $   507,296     $  1,215,063
All Stockholders                    n/a          n/a            n/a           n/a      0    $71,300,526(3)  $170,777,159(3)
All Optionees                   203,711          100%                                  0    $ 1,823,923     $  4,368,613
Gain for all Optionees as % of
  All Stockholder Gain              n/a          n/a            n/a           n/a      0          2.55%            2.55%

---------------

Note: No SARs were granted in Fiscal Year 2001

(1) Options granted upon commencement of employment. Options vest in 25% increments commencing one year from date of grant and expire eight (8) years from grant date.

(2) Options granted upon promotion.

(3) Gain for all stockholders was determined based on (a) the 7,963,440 shares outstanding as of the end of fiscal year 2001 (February 1, 2002); (b) an average per share exercise price of $18.75; and (c) an eight year term, the term of the majority of the options.

(4) Pre-tax gain. The amounts shown for 5% and 10% appreciation are projections required by SEC rules and are not intended to forecast possible future appreciation, if any, of the stock price of the Company. The Company did not use an alternative formula for a grant date valuation because the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown factors. The market price used for calculating potential realizable value for options awarded to the named executives is the average of the closing prices listed in The Wall Street Journal on the last business day preceding award. The calculation is also based on a term of 8 years.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth information concerning option and SAR exercises in the last fiscal year, and options and SARs remaining unexercised at February 1, 2002, by the individuals named in the Summary Compensation Table:

                                                                                                     (1)
                                                                                                  VALUE OF
                                                                                                 UNEXERCISED
                                                                                (1)                IN-THE-
                                                                             NUMBER OF              MONEY
                                        (1)                                 UNEXERCISED         OPTIONS/SARS
                                  SHARES ACQUIRED                          OPTIONS/SARS           AT FISCAL
                                    ON EXERCISE                              AT FISCAL            YEAR-END
                                    OF OPTIONS/                            YEAR-END (#)              ($)
                                  # OF SECURITIES          VALUE           EXERCISABLE/         EXERCISABLE/
           NAME                   UNDERLYING SARS        REALIZED          UNEXERCISABLE        UNEXERCISABLE
           ----                   ---------------        --------          -------------        -------------
                                                            ($)
            (A)                         (B)                 (C)                 (D)                  (E)
Alyn V. Essman                       77,600/0           $130,656/$0             237,708/0(2)          $0/$0
J. David Pierson                          0/0                 $0/$0             0/100,000             $0/$0
Russell Isaak                        80,000/0           $161,850/$0             150,381/0(2)          $0/$0
Patrick J. Morris                    64,500/0            $60,063/$0             118,713/0(2)          $0/$0
Timothy Hufker                            0/0                 $0/$0            732/58,080             $0/$0
Fran Scheper                          9,000/0            $17,918/$0         18,451/12,030        $16,250/$0

---------------
(1) There were no outstanding SARs in fiscal year 2001.

(2) Exercisable options include those with an exercise price of $30.00 and $35.00. As of fiscal year end market value was $15.50.

RETIREMENT PLAN

     The following table shows the estimated annual pension benefit payable to a covered participant at normal retirement age (65) under the Corporation's qualified Retirement Plan and Trust.

                               PENSION PLAN TABLE

                                YEARS OF SERVICE

REMUNERATION                  10        15        20        25        30        35        40
------------                  --        --        --        --        --        --        --
$ 30,000                    $ 3,000   $ 4,500   $ 6,000   $ 7,500   $ 9,000   $10,500   $12,000
  50,000                      5,000     7,500    10,000    12,500    15,000    17,500    20,000
  100,000 and above          10,000    15,000    20,000    25,000    30,000    35,000    40,000

(All dollar amounts in the above chart are annualized.)

     The Corporation maintains a defined benefit Retirement Plan (the "Plan") for all qualifying employees of the Corporation. Compensation in excess of $100,000 annually is excluded from consideration in benefit calculations. As of the end of the 2001 fiscal year, the years of credited service for purposes of computing retirement benefits under the Plan for the named executives are as follows: Mr. Essman--44, Mr. Pierson--0, Mr. Isaak--29, Mr. Morris--16, Mr. Hufker--14 and Ms. Scheper--34.

     The Plan entitles a participant to a normal monthly retirement benefit upon retirement at or after age 65 equal to 1% of average monthly gross earnings from and after January 1, 1998, multiplied by the number of years of the participant's service. Alternatively, a participant may elect to convert the normal monthly benefit to a Contingent Annuitant Option (which provides retirement benefits payable to the participant during his or her lifetime and to his or her beneficiary after the participant's death), or to an Option for Life Annuity with a guaranteed number of monthly payments, payable first to the participant, with any remaining amounts payable to his or her beneficiary. The Plan provides for a reduced benefit for early retirement beginning at age 55.

Benefits are fully vested after five years of service. The Corporation periodically makes actuarially determined contributions to the Plan. No deductions are made for social security benefits.

     The named executive officers are also entitled to receive supplemental retirement benefits pursuant to their employment agreements, as discussed more fully below.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL
ARRANGEMENTS

     During fiscal year 2001, the Corporation employed the named executives under employment agreements that establish base compensation, bonus and remuneration in the event of a Change of Control. In the event the employment of the Chief Executive Officer, the President or the Senior Executive Vice President/ President-Portrait Studio Division is terminated (other than for cause) prior to a Change of Control, the Corporation must continue payment of base salary for two years. All other named executives are entitled to base salary continuation for six months. If the Corporation terminates a named executive's employment other than for cause after a Change of Control, the Corporation must pay the executive a lump sum equal to two years' base compensation.

     An executive whose employment is not terminated after a Change of Control is entitled to continue in a comparable position. The executive's base salary cannot be reduced and, after a Change of Control, his or her bonus cannot be less than the highest bonus he or she received during any of the three completed fiscal years preceding the Change of Control. The executive is also entitled to continue to participate in compensation plans and programs and benefit plans that are at least equivalent to those provided before the Change of Control.

     Under their employment agreements, the named executive officers are entitled to receive supplemental retirement benefits that vest at the rate of 10% for each year of service. The maximum benefit is 40% of the highest base salary from and after fiscal year 1997, not to exceed $150,000 annually, for twenty years. These payments commence on the later of (i) age 65 or (ii) the date of retirement. The Corporation's aggregate liability for these benefits will be offset in part by the proceeds of life insurance, for which the Corporation is the named beneficiary. The Corporation made insurance premium payments in fiscal year 2001 of $53,177; $233,457; $22,430; $55,300, and
$115,537 on Messrs. Isaak, Morris, Hufker, Pierson and Ms. Scheper, respectively. Beneficiaries of a named executive officer who dies prior to retirement receive death benefits under the same formula as applies to the supplemental retirement benefit. The benefits vest at the rate of 10% for each year of service up to maximum annual payments equal to 40% of the executive's highest base salary from and after 1997, not to exceed $150,000, for twenty years after the date of the executive's death. An officer who becomes disabled while actively employed is entitled to receive 40% of his or her highest base salary from and after 1997, not to exceed $150,000, until the earlier of (i) the date of his or her death or (ii) the date he or she attains age 65, at which time either the death benefit or the supplemental retirement benefit commences. The disability benefit also vests at the rate of 10% per year of service. The supplemental retirement and death benefits provided for under the employment contracts survive the term of employment, unless the executive is terminated for Cause (as defined in the agreement).

     Upon retirement at the end of fiscal year 2001, under a retirement agreement, Mr. Isaak received $805,185, the present value of two years of base compensation and accrued vacation. He also received a lump sum settlement in the amount of $1,066,825 for the supplemental retirement benefit he was entitled to receive under his employment agreement. Pursuant to a retirement agreement, Mr. Morris received $754,861, the present value of two years of base compensation and vacation. He will receive $1,538,978 in settlement of his supplemental retirement benefit in 2004. Both executives released the Corporation from any further obligations related to their employment. Under the Corporation's 1991 Stock Option Plan, all options previously granted to these retiring executives vested as of the date of retirement. The retirement agreements provide that their options will expire on the earlier of (i) their original expiration date or (ii) the second anniversary of their retirement dates. All deferred compensation and other benefits were paid in accordance with applicable plan provisions. Mr. Morris entered into an agreement to provide consulting services to the Corporation for a two year period after his retirement. He will be paid $187,500 in fiscal year 2002 and $93,750 in fiscal year 2003 for such services.

     Certain of the Corporation's employee benefit plans provide for acceleration of the payment of benefits upon a Change of Control, including the Restricted Stock Plan, the Deferred Compensation and Stock Appreciation Rights Plan, the Key Executive Deferred Compensation Plan and the Stock Option Plans. If any such accelerated benefits plus the severance amounts payable in the event of a Change of Control result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code or any similar tax, each named executive is also entitled to the amount of the tax. In the event of a Change of Control, deferred compensation accounts are valued at the greater of (i) book value; (ii) average 30 year treasury bond rate for the deferral years, reduced by dividend equivalents previously paid or (iii) enhanced book value. Under deferred compensation plans for the executives (and for non-employee directors, described on page 14), enhanced book value means book value multiplied by a fraction, the numerator of which is the average consideration per share of common stock received by shareholders pursuant to stock sales or other transactions which resulted in the Change of Control and the denominator of which is the average fair market value of the common stock over the 30 day period immediately preceding the announcement of the transactions which resulted in the Change of Control.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN*

                CPI CORP., S&P 500 STOCK INDEX, AND RUSSELL 2000
[GRAPH]

                                                        CPI CORP.                    S&P 500                  RUSSELL 2000
                                                        ---------                    -------                  ------------
1997                                                     100.00                      100.00                      100.00
1998                                                     131.88                      126.67                      117.90
1999                                                     153.16                      167.46                      118.54
2000                                                     140.45                      184.67                      139.46
2001                                                     121.37                      183.07                      144.78
2002                                                      95.31                      153.59                      139.69

     The Russell 2000 index was selected because it encompasses similarly-sized companies to CPI.
---------------

* Total return assumes reinvestment of dividends and $100 invested as of the measurement date in the Corporation's common stock, the S&P 500 and the Russell 2000. The measurement dates for purposes of determining the stock price for CPI Corp. correspond to the fiscal year-end (i.e. the first Saturday in February of each year reflected). The corresponding measurement dates for the S&P 500 and the Russell 2000 are January 31st of each of the years reflected.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING
NOMINEES: JOANNE SAWHILL GRIFFIN; LEE LIBERMAN; J. DAVID PIERSON; NICHOLAS L. REDING; MARTIN SNEIDER AND VIRGINIA WELDON.

            RATIFICATION OF INDEPENDENT AUDITORS (PROXY ITEM NO. 2)

     The Board of Directors has selected KPMG LLP, independent certified public accountants, to audit the accounts of the Corporation and its subsidiaries for its current fiscal year ending February 1, 2003. Although the appointment of independent public accountants is not required to be approved by the stockholders, the Board believes that stockholders should participate in the appointment through ratification. If a majority of the stockholders voting do not ratify the appointment, the Board will reconsider the appointment. No member of KPMG LLP, or any associate thereof, has any financial interest in the Corporation or in its subsidiaries.

     A representative of KPMG LLP will be present at the Meeting and will be given the opportunity to make a statement and to answer any questions any stockholder may have with respect to the financial statements of the Corporation for the fiscal year ended February 2, 2002.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR FISCAL 2002.

     The affirmative vote of the majority of the shares present in person or represented by Proxy at the Annual Meeting is required for ratification of this appointment.

      PROPOSED ANNUAL INCENTIVE PLAN FOR KEY EXECUTIVES (PROXY ITEM NO. 3)

     The Compensation Committee has adopted, subject to shareholder approval, an annual incentive bonus plan that provides a preestablished, objective, performance based formula for awarding incentives to the Chairman and Chief Executive Officer and other key executives. The proposed plan provides for bonus potential ranges from 0% to 120% of base salary for the Chairman and Chief Executive Officer; 0% to 100% of base salary for the President, Portrait Studio Division and the Executive Vice President/President, Centrics Technology, Inc.; and 0% to 80% of base salary for the Executive Vice President, Finance/Chief Financial Officer and the Executive Vice President, Human Resources. The maximum amount of compensation that may be paid to any employee under the plan with respect to a fiscal year is $1,000,000. The plan is designed to achieve the Committee's objective of increasing emphasis on "at-risk" compensation. The Compensation Committee believes that the actual targets reflect confidential business information, the disclosure of which would adversely affect the Corporation. The proposed annual incentive plan will not be effective unless it is approved by shareholders. The Committee will certify attainment of the preestablished targets prior to payment of any bonuses under this program. Any payments under the annual incentive plan will be made in cash. If the plan is approved, the Compensation Committee will establish new objective targets prior to the commencement of each fiscal year. Performance targets may be based on one or more of the following objective performance measures: net income, return on assets, earnings per share, total shareholder return, return on total capital, return on equity, and/or cash flow.

                               NEW PLAN BENEFITS
                         ANNUAL INCENTIVE PLAN FOR 2002

                     NAME AND POSITION                        DOLLAR VALUE ($)*
                     -----------------                        -----------------
J. David Pierson, Chairman and Chief Executive Officer             0
Jack Krings, President-Portrait Studio Division                    0
Tim Hufker, Executive Vice President; President, Centrics
  Technology, Inc.                                                 0
Gary Douglass, Executive Vice President, Finance/Chief
  Financial Officer                                                0
Fran Scheper, Executive Vice President, Human Resources            0
Executive Group                                                   N/A
Non-Executive Officer Employee Group                              N/A

---------------

* Specific amount cannot be determined. Estimated value if plan had been in effect in fiscal 2001 with fiscal year 2002 base salaries.

     The Committee seeks shareholder approval on this annual incentive program for the executives of the Corporation because it believes that continuing to place greater emphasis on at-risk compensation will best serve the interests of shareholders, as well as those of the Corporation.

     The Board of Directors will present the following resolution to the stockholders for action at the 2002 Annual Meeting:

    RESOLVED, that an annual incentive plan for the Chairman and Chief Executive Officer and other key Executives authorizing annual bonuses ranging from 0% to 120% of base salaries upon attainment of predetermined objective performance targets established by the independent Directors who serve on the Compensation Committee is hereby approved by the stockholders of the Corporation.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

     The affirmative vote of the majority of the votes cast at the meeting by the stockholders entitled to vote thereon shall be sufficient for the approval of the proposed annual incentive plan for the Chairman and Chief Executive Officer and other key Executives as described above.

                               OTHER INFORMATION

     Proxies, ballots, and voting tabulations identifying stockholders are secret and will not be available to anyone, except as necessary to meet legal requirements.

     The Corporation's Annual Report to stockholders, including financial statements, was mailed simultaneously with this Proxy Statement on or about May 3, 2002, to stockholders of record as of April 23, 2002.

     A COPY OF THE CORPORATION'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K MAY BE OBTAINED WITHOUT CHARGE FROM THE SECRETARY OF THE CORPORATION UPON WRITTEN REQUEST TO HER AT 1706 WASHINGTON, ST. LOUIS, MISSOURI 63103.

                                      By Order of the Board of Directors,

                                      /s/ JANE E. NELSON
                                      JANE E. NELSON
                                      Secretary and General Counsel
Dated: May 3, 2002

PROXY - CPI CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CPI CORP. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 6, 2002

The undersigned, revoking all previous proxies, hereby appoints J. David Pierson and Nicholas L. Reding or either of them as Proxy or Proxies of the undersigned, each with the power to appoint his substitute, to vote, as designated below, all of the shares of Common Stock of CPI Corp. (the "Corporation") held of record by the undersigned on April 23, 2002 at the annual meeting of stockholders to be held at 10 a.m. central daylight time on June 6, 2002, at CPI Corp., 1706 Washington Avenue, St. Louis, Missouri, 63103, and at any adjournment thereof

THIS PROXY WILL BE VOTED AS SPECIFIED IN THE SPACES PROVIDED THEREFOR OR, IF NO SUCH SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR ITEMS 2 AND 3.

                             YOUR VOTE IS IMPORTANT!

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE

                  (Continued and to be signed on reverse side.)

                                                      000000  0000000000  0 0000
            CPI CORP.                                 000000000.000 ext
                                                      000000000.000 ext
                                                      000000000.000 ext
                                                      000000000.000 ext
            [BAR CODE]                                000000000.000 ext
                                                      000000000.000 ext
                                                      000000000.000 ext
            MR A SAMPLE
            DESIGNATION (IF ANY)                    HOLDER ACCOUNT NUMBER
            ADD 1                                   C 1234567890 J N T
            ADD 2                                   [BAR CODE]
            ADD 3
            ADD 4
            ADD 5
            ADD 6

Use a black pen. Mark with                          Mark this with an X if
an X inside the grey areas                          you have made changes to
as shown in this example.          [X]         [ ]  your  name or address
                                                    details above.



--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------
[A}  ELECTION OF DIRECTORS
1. The Board of Directors recommends a vote FOR the listed nominees.

                                 FOR     WITHHOLD                                       FOR     WITHHOLD

01 - Joanne Sawhill Griffin      [ ]      [ ]            04 - Nicholas L. Reding          [ ]      [ ]

02 - Lee Liberman                [ ]      [ ]            05 - Martin Sneider              [ ]      [ ]

03 - J. David Pierson            [ ]      [ ]            06 - Virginia Weldon             [ ]      [ ]

[B]  ISSUES
The Board of Directors recommends a vote FOR the following Items.
                                                     FOR   AGAINST   ABSTAIN
2. Ratification of appointment of KPMG  LLP as    [ ]     [ ]       [ ]
   the Corporation's Independent Certified
   Public Accountant.
                                                     FOR   AGAINST   ABSTAIN
3. Approval of Resolution to provide for Annual   [ ]     [ ]       [ ]
   Incentive Program for Chairman and Chief
   Executive Officer and other key executives.

IN THEIR SOLE DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT HEREOF.

[C] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing.

Signature 1 - Please keep signature within the box   Signature 2 - Please keep signature within the box   Date (dd/mm/yyyy)
[                                                 ]  [                                                 ]  [ ][ ] [ ][ ] [ ][ ][ ][ ]